UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 5, 2000

                      Tower Global Ventures Corp.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

   Delaware                    0-30591                   23-3030658
---------------              ------------            -------------------
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)            Identification No.)
incorporation)

     1422 Chestnut Street, Suite 410, Philadelphia, PA 19102-2510
     ------------------------------------------------------------
         (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (215) 569-9175

                            Not Applicable
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)


Item 5.  Other Events.

On September 5, 2000, Tower Global Ventures Corp. (the "Registrant") entered into a Mutual Termination Agreement with FS Capital Markets Group Inc. to immediately terminate an Agreement dated December 29, 1999, between the two parties. The Mutual Termination Agreement is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following document is being filed herewith by the registrant as an exhibit to this Current Report on Form 8-K:

        EXHIBIT NO.           DESCRIPTION
        -----------           -----------

        2.1                   Mutual Termination Agreement dated
                              September 5, 2000.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TOWER GLOBAL VENTURES CORP.

Date: September 6, 2000            By: /s/ Michael C.W. Tay
                                   ------------------------
                                   Michael C.W. Tay
                                   President



                            EXHIBIT INDEX


EXHIBIT                                DESCRIPTION
-------                                -----------

2.1                         Mutual Termination Agreement dated
                            September 5, 2000